Income Taxes Schedule of Deferred Tax Liabilities (Detail) $ in Thousands	Sep. 30, 2018 USD ($)
Income Tax Disclosure [Abstract]
Oil and natural gas properties	$ (322,911)
Derivative contracts	22,530
Other	719
Deferred tax liabilities, net	$ (299,662)